                                                                   EXHIBIT 10.20

                     THIRD AMENDMENT TO SUBLEASE AGREEMENT

     Reference is made to that certain Sublease Agreement, dated as of March 31, 1998 (the "Sublease") by and between the Sublandlord and Subtenant (as such parties are identified below) for premises at the property commonly known as 201 Spring Street, Lexington, Massachusetts. This Third Amendment to Sublease Agreement (this "Third Amendment") is entered into this 28th of February, 2001, between Sublandlord and Subtenant. For valuable consideration, Sublandlord and Subtenant agree that:

          1. DEFINITIONS. In this Third Amendment the following terms have the meanings given to them.

               (a) Sublandlord: MediaOne of Delaware, Inc., a Delaware corporation.

               (b)  Subtenant: Segue Software, Inc., a Delaware corporation.

               (c) Sublease: Sublease Agreement, dated March 31, 1998, between Sublandlord and Subtenant; as amended by the First Amendment to Sublease, dated effective July 15, 1998, and the Second Amendment to Sublease, dated June 27, 2000.

               (d)  Building Address:         201 Spring Street
                                              Lexington, Massachusetts.

               (e)  Effective Date: July 1, 2000.

Any capitalized term used in this Third Amendment but not defined in this Third Amendment has the meaning given for such term in the Lease.

     2. AMENDMENT TO SECTION 1. As of the Effective Date, the Rentable Area of the Building was increased by the change of use of 3,800 square feet of storage space (the "Storage Space") located in the basement of the Building from storage space to office space. The Storage Space was NOT previously included in the Rentable Area of the Building. Both the Master Lease and the Sublease require that the Storage Space be included in the Rentable Area of the Building upon such change of use. Therefore, as of the Effective Date, the subsections of
Section 1 set forth below are amended in their entirety to read as follows:

               (l)  RENTABLE AREA OF THE BUILDING: 106,300 square feet

               ****

               (n)  SUBTENANT'S SHARE:

                    8/1/98 - 12/31/98                   39.512%
                    1/1/99 - 6/30/99                    51.220%
                    7/1/99 - 6/30/00                    65.853%
                    7/1/00 - 10/31/07                   68.955%

                    (determined by dividing the Rentable Area of the Subleased Premises by the Rentable Area of the Building and rounding to the nearest one thousandth of one percent)

               ****

     3. CONFIRMATION OF THE RENTABLE AREA OF THE SUBLEASED PREMISES. Sublandlord and Subtenant confirm that, as of the Effective Date, the Rentable Area of the Subleased Premises is 73,300 square feet.

     4. CONFIRMATION OF SUBLEASE. Sublandlord and Subtenant confirm and ratify in all respects, the terms and conditions of the Sublease, as amended by this Third Amendment.

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     Sublandlord and Subtenant have executed this Third Amendment on the date first set forth above.

SUBLANDLORD:                           SUBTENANT:

MEDIA ONE OF DELAWARE, INC.,           SEGUE SOFTWARE, INC., a Delaware
a Delaware corporation                 corporation

By                                     By /s/ Gary L. Stickel
  --------------------------------       --------------------------------------
Name                                   Name  Gary L. Stickel
    ------------------------------         ------------------------------------
Title                                  Title Vice President, Human Res. & Admin.
     -----------------------------          -----------------------------------

Approved as to legal form by counsel to Sublandlord:
Fisher, Sweetbaum & Levin, P.C.

By
Date

STATE OF Massachusetts)
                      )ss.
COUNTY OF Middlesex   )

     The foregoing was acknowledged before me this 28th day of February___, 2001, by Gary L. Stickel as VP, Human Resources & Administration of Segue Software, Inc., a Delaware corporation.

     WITNESS my hand and official seal.



                                            /s/ Debra L. Cerqueira
                                            ------------------------------------
                                            Notary Public

     My commission expires Sept. 6, 2002

STATE OF              )
        --------------
                      )ss.
COUNTY OF             )
         -------------

     The foregoing was acknowledged before me this _________ day of February___, 2001, by________________________________as__________________________________
of MediaOne of Delaware, Inc., a Delaware corporation.

     WITNESS my hand and official seal.


                                            ------------------------------------
                                            Notary Public


     My commission expires
                          ------------------